Exhibit 99(a)

Koger Equity Announces Second Quarter Earnings; Company Increases 2003
Guidance

    BOCA RATON, Fla.--(BUSINESS WIRE)--Aug. 4, 2003--Koger Equity, Inc. (NYSE:KE) today reported results for the second quarter ended June 30, 2003. Net income for the second quarter 2003 totaled $3.5 million, or $0.16 per diluted share, compared to $4.3 million, or $0.20 per diluted share, for the second quarter 2002. The decline in net income in the second quarter 2003 was due to lower occupancy levels across the Company's portfolio combined with increased interest expense, depreciation and amortization resulting from the Company's December 2002 acquisition of The Lakes on Post Oak in Houston, Texas. Operating profits from The Lakes on Post Oak acquisition somewhat offset these increased expenses.
    The weighted average number of common shares totaled 21,382,000 for the second quarter 2003 and 21,469,000 for the second quarter 2002 on a fully diluted basis.
    Funds from operations (FFO) for the second quarter 2003 totaled $11.1 million, or $0.52 per diluted share, as compared to FFO for the same period in 2002 of $11.0 million, or $0.51 per diluted share. The Company's portfolio ended the second quarter 2003 with an overall occupancy of 82.5%, up from 81.1% at March 31, 2003 and down from 86.2% at June 30, 2002.
    For the second quarter 2003, Koger increased total operating revenues $3.3 million to $36.1 million, from $32.8 million for the same period in 2002. The increase is due principally to the Company's December 2002 acquisition of The Lakes on Post Oak, and is somewhat offset by the decline in same-store total operating revenues of 3.7%, or $1.1 million as compared to the same period in 2002 as well as a reduction in income from third-party management fees. Occupancy on the same store portfolio consisting of 120 buildings was 85.8% at June 30, 2003, up from 83.8% at March 31, 2003 but down from 88.9% at June 30, 2002.
    Property operating margins declined to 59.1% for the second quarter 2003 from 62.6% for the second quarter 2002, due principally to lower occupancies and increased insurance, bad debt reserves and management costs.
    Thomas J. Crocker, Chief Executive Officer of Koger Equity, Inc. said, "We are pleased to report better than expected second quarter FFO results despite a very difficult environment. We may be seeing a 'bottoming out' of weak market fundamentals; however, we continue to sacrifice rental rates in order to maintain occupancy. We budgeted a significant reduction in occupancy in 2003 and so far have significantly outperformed that measure. Furthermore, we did see a slowdown in lease cancellations compared to the first quarter 2003 and we see that as a positive. Office building job growth will drive the recovery in our sector and although there are at least some positive indicators on that front we are clearly not seeing meaningful additional demand from our existing tenant base."
    The Company signed 272,000 square feet of leases in 81 transactions in the second quarter 2003 at an average cost of $2.20 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $10.90 as compared to $12.19 for the average rental rate on expiring leases, a 10.6% decrease in rental rates. For the second quarter 2003, the Company achieved positive net absorption totaling 13,000 square feet.
    The Company's dividend payout ratio to FFO was 67.3% and to cash available for distribution was 93.2% for the second quarter 2003.

    Results for the Six Months Ended June 30, 2003

    Net income for the first six months of 2003 totaled $7.7 million, or $0.36 per diluted share, compared to $9.5 million, or $0.44 per diluted share for the same period in 2002. The decline was due principally to occupancy losses and to the increased interest expense, depreciation and amortization resulting from The Lakes on Post Oak acquisition, and was partially offset by operating profits from that acquisition.
    FFO for the first half of 2003 was $23.5 million, or $1.10 per diluted share, compared to $22.5 million, or $1.05 per diluted share for the same period in 2002. The increase is due to The Lakes on Post Oak acquisition, but is partially offset by lower occupancies across the Company's portfolio and the resulting effects on operating profits.
    For the first six months of 2003, Koger increased total operating revenues $8.4 million to $72.6 million, from $64.2 million for the same period in 2002. The increase is due principally to the Company's December 2002 acquisition of The Lakes on Post Oak, and is somewhat offset by the decline in same-store total operating revenues, which totaled 3.3%, or $1.9 million, as compared to the same period in 2002. Occupancy on the same store portfolio consisting of 120 buildings was 85.8% at June 30, 2003, down from 87.1% at December 31, 2002.
    The Company signed 680,000 square feet of leases in 159 transactions in the first six months of 2003 at an average cost of $1.84 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $11.61 as compared to $12.54 for the average rental rate on expiring leases, a 7.5% decrease in rental rates. For the first six months of 2003, the Company had negative net absorption totaling 95,000 square feet.

    Earnings Estimates

    Based on the current outlook, and Koger's results for the second quarter 2003, the Company is increasing its 2003 net income and FFO per diluted share guidance. Management expects 2003 net income will range between $0.62-$0.67 per diluted share while FFO is expected to range between $2.10-$2.15 per diluted share. The increase is due to certain unbudgeted items occurring in the first and second quarters of 2003, including lease cancellation fees, higher expense reimbursements, adjustments to straight-line rent, asset management fees from Crocker Realty Trust, LP, and higher leasing activity. Included in the revised forecast is $0.04 of FFO accretion from the Dallas acquisition announced today under a separate release.
    During the scheduled August 5, 2003 conference call, management will further discuss earnings guidance for 2003.
    Funds from operations (FFO) is a non-GAAP financial measure. The Company believes that Funds from Operations is one measure of the performance of an equity real estate investment trust. Funds from Operations should not be considered as an alternative to net income as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with accounting principles generally accepted in the United States of America) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs.

    Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions; there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, located primarily in 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.
    Copies of the Company's June 30, 2003 Second Quarter Supplemental Disclosure package are available upon request to Investor Relations, Koger Equity, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.
    Additionally, the Second Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company's Web site at www.koger.com.


KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

                                       For the Three   For the Six
                                       Months Ended    Months Ended
                                      6/30/03 6/30/02 6/30/03 6/30/02
                                      ------- ------- ------- --------
Revenues
  Rental and other rental services    $35,964 $31,855 $72,244 $62,450
  Management fees                         126     963     331   1,751
  Other                                    --      --       5       2
                                      ------- ------- ------- --------
     Total operating revenues          36,090  32,818  72,580  64,203
                                      ------- ------- ------- --------

Expenses
  Property operations                  14,694  11,928  28,042  22,388
  Depreciation and amortization         8,156   6,731  16,612  13,252
  General and administrative            3,086   2,947   6,030   5,457
  Direct cost of management fees            2     822      88   1,833
  Other                                    31      49      67      82
                                      ------- ------- ------- --------
     Total operating expenses          25,969  22,477  50,839  43,012
                                      ------- ------- ------- --------

Operating Income                       10,121  10,341  21,741  21,191
                                      ------- ------- ------- --------

Other Income and Expense
  Interest income                          86      87     140     232
  Mortgage and loan interest           (7,367) (6,029)(14,770)(11,823)
                                      ------- ------- ------- --------
     Total other income and expense    (7,281) (5,942)(14,630)(11,591)
                                      ------- ------- ------- --------

Income Before Gain on Sale or
 Disposition of
  Assets, Income Taxes and Minority
   Interest                             2,840   4,399   7,111   9,600
Gain on sale or disposition of assets     589      --     589       1
                                      ------- ------- ------- --------
Income Before Income Taxes and
 Minority Interest                      3,429   4,399   7,700   9,601
Income taxes                              (21)     62     (21)     93
                                      ------- ------- ------- --------
Income Before Minority Interest         3,450   4,337   7,721   9,508
Minority interest                          --      --      --      20
                                      ------- ------- ------- --------
Net Income                             $3,450  $4,337  $7,721  $9,488
                                      ======= ======= ======= ========

Earnings Per Share:
   Basic                                $0.16   $0.20   $0.36   $0.45
                                      ======= ======= ======= ========
   Diluted                              $0.16   $0.20   $0.36   $0.44
                                      ======= ======= ======= ========
Weighted Average Shares:
   Basic                               21,311  21,255  21,305  21,241
                                      ======= ======= ======= ========
   Diluted                             21,382  21,469  21,335  21,408
                                      ======= ======= ======= ========

KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

                                      For the Three     For the Six
                                      Months Ended      Months Ended
                                      6/30/03 6/30/02 6/30/03 6/30/02
                                      ------- ------- ------- --------
Net income                             $3,450  $4,337  $7,721  $9,488
Depreciation - real estate              7,390   6,277  14,581  12,319
Amortization - deferred tenant costs      432     338     828     702
Amortization - fair value of acquired
 leases                                   432      --     924      --
Minority interest                          --      --      --      20
Gain on sale or disposition:
   Operating properties                    --      --      --      --
   Non-operating assets                  (589)     --    (589)     (1)
                                      ------- ------- ------- --------
Funds from operations                 $11,115 $10,952 $23,465 $22,528
                                      ======= ======= ======= ========
Weighted average shares/units
 outstanding - diluted                 21,382  21,469  21,335  21,408
Funds from operations, per diluted
 share/unit                             $0.52   $0.51   $1.10   $1.05

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)                                        June      Dec.
                                                        30,      31,
                                                       2003     2002
                                                      ------ ---------
ASSETS
Real estate investments:
  Operating properties:
     Land                                          $ 110,653 $110,653
     Buildings                                       784,145  783,185
     Furniture and equipment                           3,488    3,320
     Accumulated depreciation                       (164,470)(149,830)
                                                     ------- --------
         Operating properties, net                   733,816  747,328
  Undeveloped land held for investment                 9,995    9,995
  Undeveloped land held for sale, net
   of allowance                                        3,041    3,831
Cash and cash equivalents                              4,741    4,627
Restricted cash                                       14,417   13,340
Accounts receivable, net of allowance
 for uncollectible accounts
 of $1,558 and $1,280                                 13,007   12,183
Cost in excess of fair value of net
 assets acquired, net of accumulated
 amortization of $683 and $683                           595      595
Other assets                                          17,126   13,186
     TOTAL ASSETS                                   $796,738 $805,085

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                       $426,371 $431,698
  Accounts payable                                     2,648    3,801
  Accrued real estate taxes payable                    7,997      147
  Other accrued liabilities                           10,889   13,435
  Dividends payable                                    7,463    7,453
  Advance rents and security deposits                  5,224    5,483
                                                    -------- ---------
     Total Liabilities                               460,592  462,017
                                                    -------- ---------

Shareholders' equity:
  Common stock                                           298      298
  Capital in excess of par value                     472,364  472,156
  Notes receivable from stock sales                   (5,266)  (5,266)
  Accumulated other comprehensive loss                  (212)    (212)
  Retained earnings                                      613    7,813
  Treasury stock, at cost                           (131,651)(131,721)
                                                    -------- ---------
     Total Shareholders' Equity                      336,146  343,068
                                                    -------- ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $796,738 $805,085
                                                    ======== =========

KOGER EQUITY, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)
                                                   For the Year Ended
                                                             12/31/03
                                              ------------------------
Net income, per diluted share                              $0.62-0.67
Depreciation - real estate                                       1.36
Amortization - deferred tenant costs                             0.07
Amortization - fair value of acquired
 leases                                                          0.08
Gain on sale or disposition:
   Non-operating assets                                         (0.03)
                                              ------------------------
Funds from operations, per diluted share                   $2.10-2.15
                                              ========================

    CONTACT: Koger Equity, Inc.
             Thomas C. Brockwell, 561-395-9666

                     Supplemental Operating & Financial Data
                               Second Quarter 2003


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                        TABLE OF CONTENTS / "SAFE HARBOR"
                                  JUNE 30, 2003

                                                            Page
                                                         -----------
 I. Financial Data
     -      Consolidated Balance Sheets                           2
     -      Consolidated Statement of Operations              3 - 4
     -      Funds from Operations                                 5
     -      Net Operating Income                              6 - 7
     -      Capital Expenditures                                  8
     -      Summary of Outstanding Debt                           9

 II. Acquisition/Construction Summaries
     -      Operating Property Acquisitions                      10
     -      Building Completions                                 11
     -      Buildings Under Construction                         12

 III. Portfolio Operating Statistics
     -      Twenty-Five Largest Tenants                          13
     -      Industry Diversification                             14
     -      Summary of Assets By City                            15
     -      Occupancy/Leased Summary                             16
     -      Occupancy Trend                                      17
     -      Leasing Summary                                 18 - 19
     -      Lease Distribution                                   20
     -      Lease Expirations                                    21
     -      Net Effective Rents                                  22
     -      Capital Expenditure Leasing Commitment               23
     -      Same Suite Analysis                             24 - 25

 IV. Special Items
     -      Special Items Included In Results                    26

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. Koger Equity, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


            KOGER EQUITY, INC. AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEETS

Dollars in thousands
------------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited) (Unaudited)            (Unaudited)  (Unaudited)
                                                                6/30/03    3/31/03   12/31/02      9/30/02     6/30/02
                                                            ------------------------------------------------------------
ASSETS
Real Estate Investments:
Operating properties:
Land                                                           $110,653     $110,653  $110,653      $98,253     $98,253
Buildings                                                       784,145      779,914   783,185      688,363     685,975
Furniture and equipment                                           3,488        3,488     3,320        3,120       2,987
Accumulated depreciation                                       (164,470)    (157,023) (149,830)    (142,295)   (136,010)
                                                            ------------------------------------------------------------
Operating properties, net                                       733,816      737,032   747,328      647,441     651,205
Undeveloped land held for investment                              9,995        9,995     9,995       11,015      13,779
Undeveloped land held for sale                                    3,041        3,831     3,831        2,840          76
Cash and temporary investments                                    4,741        5,893     4,627       10,930      14,564
Restricted cash                                                  14,417       13,191    13,340            0           0
Accounts receivable, net                                         13,007       12,657    12,183       10,744       9,802
Cost in excess of fair value of net assets acquired, net of
accumulated amortization                                            595          595       595          595         595
Other assets                                                     17,126       18,091    13,186       11,939      11,809
                                                            ------------------------------------------------------------
TOTAL ASSETS                                                   $796,738     $801,285  $805,085     $695,504    $701,830
                                                            ============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgages and loan payable                                     $426,371     $431,660  $431,698     $314,994    $321,217
Accounts payable                                                  2,648        2,486     3,801        3,236       1,837
Accrued real estate taxes payable                                 7,997        4,022       147        6,336       6,358
Other accrued liabilities                                        10,889        9,969    13,435        9,929       8,903
Dividends payable                                                 7,463        7,458     7,453        7,453       7,452
Advance rents and security deposits                               5,224        5,678     5,483        5,137       4,656
                                                            ------------------------------------------------------------
Total Liabilities                                               460,592      461,273   462,017      347,085     350,423
                                                            ------------------------------------------------------------


Shareholders' Equity:
Common stock                                                        298          298       298          298         298
Capital in excess of par value                                  472,364      472,253   472,156      472,012     471,974
Notes receivable from stock sales to related parties             (5,266)      (5,266)   (5,266)      (5,066)     (5,066)
Other comprehensive loss                                           (212)        (212)     (212)           0           0
Retained earnings                                                   613        4,626     7,813       12,726      15,784
Treasury stock, at cost                                        (131,651)    (131,687) (131,721)    (131,551)   (131,583)
                                                            ------------------------------------------------------------
Total Shareholders' Equity                                      336,146      340,012   343,068      348,419     351,407
                                                            ------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $796,738     $801,285  $805,085     $695,504    $701,830
                                                            ============================================================




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------
                                                                    Three Months Ended
                                                -----------------------------------------------------------
                                                      6/30/03      3/31/03   12/31/02    9/30/02   6/30/02
                                                -----------------------------------------------------------
REVENUES
Rental and other rental services                      $35,964      $36,280    $32,065    $31,836   $31,855
Management fees                                           126          205        757        839       963
Other                                                       0            5         51          0         0
                                                -----------------------------------------------------------
Total operating revenues                               36,090       36,490     32,873     32,675    32,818
                                                -----------------------------------------------------------

EXPENSES
Property operations                                    14,694       13,349     12,002     11,846    11,928
Depreciation and amortization                           8,156        8,456      7,993      6,663     6,731
General and administrative                              3,086        2,943      2,953      2,971     2,947
Direct cost of management fees                              2           86        705        797       822
Other                                                      31           36         18         43        49
                                                -----------------------------------------------------------
Total operating expenses                               25,969       24,870     23,671     22,320    22,477
                                                -----------------------------------------------------------

OPERATING INCOME                                       10,121       11,620      9,202     10,355    10,341
                                                -----------------------------------------------------------

OTHER INCOME AND EXPENSE
Interest income                                            86           54         76         98        87
Mortgage and loan interest                             (7,367)      (7,403)    (7,281)    (6,041)   (6,029)
                                                -----------------------------------------------------------
Total other income and expense                         (7,281)      (7,349)    (7,205)    (5,943)   (5,942)

INCOME BEFORE GAIN (LOSS) ON SALE
OR DISPOSITION OF ASSETS                                2,840        4,271      1,997      4,412     4,399
Gain (loss) on sale or disposition of assets              589            0         19          1         0
                                                -----------------------------------------------------------
INCOME BEFORE INCOME TAXES                              3,429        4,271      2,016      4,413     4,399
Income taxes                                              (21)           0       (525)        19        62
                                                -----------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                         3,450        4,271      2,541      4,394     4,337
Minority interest                                           0            0          0          0         0
                                                -----------------------------------------------------------
NET INCOME                                             $3,450       $4,271     $2,541     $4,394    $4,337
                                                ===========================================================
EARNINGS PER SHARE - Diluted                            $0.16        $0.20      $0.12      $0.21     $0.20
                                                ===========================================================
WEIGHTED AVERAGE SHARES - Diluted                      21,382       21,327     21,332     21,410    21,469
                                                ===========================================================


OPERATING MARGIN                                         59.1%        63.2%      62.6%      62.8%     62.6%
                                                ===========================================================


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-------------------------------------------------------------------------------------------------------------
                                               Three Months Ended                   Six Months Ended
                                     ------------------------------------------------------------------------
                                            6/30/03    6/30/02 Fav/(Unfav)    6/30/03     6/30/02 Fav/(Unfav)
                                     ------------------------------------------------------------------------
REVENUES
Rental and other rental services            $35,964    $31,855      $4,109    $72,244     $62,450     $9,794
Management fees                                 126        963        (837)       331       1,751     (1,420)
Other                                             0          0           0          5           3          2
                                     ------------------------------------------------------------------------
Total operating revenues                     36,090     32,818       3,272     72,580      64,204      8,376
                                     ------------------------------------------------------------------------

EXPENSES
Property operations                          14,694     11,928      (2,766)    28,043      22,387     (5,656)
Depreciation and amortization                 8,156      6,731      (1,425)    16,612      13,253     (3,359)
General and administrative                    3,086      2,947        (139)     6,029       5,457       (572)
Direct cost of management fees                    2        822         820         88       1,833      1,745
Other                                            31         49          18         67          81         14
                                     ------------------------------------------------------------------------
Total operating expenses                     25,969     22,477      (3,492)    50,839      43,011     (7,828)
                                     ------------------------------------------------------------------------

OPERATING INCOME                             10,121     10,341        (220)    21,741      21,193        548
                                     ------------------------------------------------------------------------

OTHER INCOME AND EXPENSE
Interest income                                  86         87          (1)       140         232        (92)
Mortgage and loan interest                   (7,367)    (6,029)     (1,338)   (14,770)    (11,824)    (2,946)
                                     ------------------------------------------------------------------------
Total other income and expense               (7,281)    (5,942)     (1,339)   (14,630)    (11,592)    (3,038)

INCOME BEFORE GAIN (LOSS) ON SALE
OR DISPOSITION OF ASSETS                      2,840      4,399      (1,559)     7,111       9,601     (2,490)
Gain (loss) on sale or disposition of
 assets                                         589          0         589        589           1        588
                                     ------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                    3,429      4,399        (970)     7,700       9,602     (1,902)
Income taxes                                    (21)        62          83        (21)         94        115
                                     ------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST               3,450      4,337        (887)     7,721       9,508     (1,787)
Minority interest                                 0          0           0          0          20         20
                                     ------------------------------------------------------------------------
NET INCOME                                   $3,450     $4,337       $(887)    $7,721      $9,488    $(1,767)
                                     ========================================================================
EARNINGS PER SHARE - Diluted                  $0.16      $0.20      $(0.04)     $0.36       $0.44     $(0.08)
                                     ========================================================================
WEIGHTED AVERAGE SHARES - Diluted            21,382     21,469         (87)    21,335      21,408        (73)
                                     ========================================================================

OPERATING MARGIN                               59.1%      62.6%                  61.2%       64.2%
                                     ==========================            =======================



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
----------------------------------------------------------------------------------------------------------------
                                                                   Three Months Ended
                                         -----------------------------------------------------------------------
                                               6/30/03       3/31/03      12/31/02       9/30/02        6/30/02
                                         -----------------------------------------------------------------------
Funds from Operations:
Net income                                      $3,450        $4,271        $2,541        $4,394         $4,337
Depreciation - real estate                       7,390         7,191         7,396         6,174          6,277
Amortization - deferred tenant costs               432           396           444           378            338
Amortization - fair value of acquired
 leases                                            432           492             0             0              0
Loss (gain) on sale of non-operating
 assets                                           (589)            0           (19)           (1)             0
                                         -----------------------------------------------------------------------
Funds from Operations (a)                       11,115        12,350        10,362        10,945         10,952

Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents          (1,098)       (1,295)         (404)         (730)          (534)
Amortization of deferred financing costs           368           357         1,291           303            299
Revenue Maintaining Building improvements         (695)         (661)       (2,091)         (332)        (1,285)
Revenue maintaining tenant improvements
 (b)                                            (1,391)       (1,253)       (1,464)       (1,767)        (1,070)
Revenue maintaining leasing commissions
 (b)                                              (266)         (374)         (569)         (205)          (479)
                                         -----------------------------------------------------------------------
Cash Available for Distribution (a)             $8,033        $9,124        $7,125        $8,214         $7,883
                                         =======================================================================

Weighted average common shares/units
outstanding - diluted                           21,382        21,327        21,332        21,410         21,469
                                         =======================================================================

Per share/unit - diluted:
Funds from operations                            $0.52         $0.58         $0.49         $0.51          $0.51
                                         =======================================================================
Cash available for distribution                  $0.38         $0.43         $0.33         $0.38          $0.37
                                         =======================================================================
Dividends paid                                   $0.35         $0.35         $0.35         $0.35          $0.35
                                         =======================================================================

Dividend payout ratio:
Funds from operations                             67.3%         60.4%         72.1%         68.5%          68.6%
                                         =======================================================================
Cash available for distribution                   93.2%         81.8%        104.8%         91.2%          95.3%
                                         =======================================================================


    (a) Funds from Operations and Cash Available for Distribution are non-GAAP financial measures and should not be considered as comparable to Net Income or Earnings per Share.

    (b) The amounts for the periods ending in 2002 represent the leasing costs associated with 2nd generation space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          NET OPERATING INCOME (a) (b)
                                   (Unaudited)

In thousands, except SF and per share data
---------------------------------------------------------------------------------------
                                                 Three Months Ended
                                 ------------------------------------------------------
                                     6/30/03   3/31/03  12/31/02   9/30/02     6/30/02
                                 ------------------------------------------------------
Same Store Sales:
Properties         120 Revenue       $27,377   $27,538   $27,353   $28,138     $28,442
Square Feet  6,922,052 Expense        10,312     9,631    10,038    10,369       9,923
                                 ------------------------------------------------------
                       NOI            17,065    17,907    17,315    17,769      18,519
                                 ------------------------------------------------------

Occupancy - Period End                  85.8%     83.8%     87.1%     88.2%       88.9%


Acquisitions:
Properties           4 Revenue(c)     $8,452    $8,596    $4,741    $3,583      $3,305
Square Feet  2,009,380 Expense         4,421     3,789     1,962     1,575       1,665
                                 ------------------------------------------------------
                       NOI             4,031     4,807     2,779     2,008       1,640
                                 ------------------------------------------------------

Occupancy - Period End                  71.0%     71.8%     72.0%     25.4%       25.3%


Development:
Properties           - Revenue            $-        $-        $-        $-          $-
Square Feet          - Expense             -         -         -         -           -
                                 ------------------------------------------------------
                       NOI                 -         -         -         -           -
                                 ------------------------------------------------------

Occupancy - Period End                   0.0%      0.0%      0.0%      0.0%        0.0%


Asset Sales:
Properties           - Revenue          $289      $(29)     $(29)     $115        $108
Square Feet          - Expense           (40)      (71)        2       (97)        340
                                 ------------------------------------------------------
                       NOI               329        42       (31)      212        (232)
                                 ------------------------------------------------------

Occupancy - Period End                   0.0%      0.0%      0.0%      0.0%        0.0%


Consolidated Portfolio
                       Revenue       $36,118   $36,105   $32,065   $31,836     $31,855
                       Expense        14,693    13,349    12,002    11,847      11,928
                                 ------------------------------------------------------
                       NOI            21,425    22,756    20,063    19,989      19,927
                                 ------------------------------------------------------

Occupancy - Period End                  82.5%     81.1%     83.7%     85.6%       86.2%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.
(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.
(c) Excludes adjustments for the fair value of acquired leases for the period ended 3/31/03 and 6/30/03, $175 and ($154) respectively.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          NET OPERATING INCOME (a) (b)
                                   (Unaudited)

In thousands, except SF and per share data
-------------------------------------------------------------------------------------------------
                                  Three Months Ended              Six Months Ended
                                ------------------------------   --------------------------------
                                 6/30/03    6/30/02   Fav/(Unfav)6/30/03   6/30/02   Fav/(Unfav)
                                ---------  ---------  -------------------  --------  ------------
Same Store Sales:
 Properties        120  Revenue  $27,377    $28,442   $(1,065)   $54,915   $56,804       $(1,889)
 Square Feet 6,922,052  Expense   10,312      9,923      (389)    19,943    19,337          (606)
                                ---------  ---------  --------   --------  --------  ------------
                        NOI       17,065     18,519    (1,454)    34,972    37,467        (2,495)
                                ---------  ---------  --------   --------  --------  ------------

 Occupancy - Period End             85.8%      88.9%     -3.1%      85.8%     88.9%         -3.1%


Acquisitions:
 Properties         4  Revenue(c) $8,452     $3,305    $5,147    $17,048    $5,511       $11,537
 Square Feet 2,009,380 Expense     4,421      1,665    (2,756)     8,210     2,676        (5,534)
                                ---------  ---------  --------   --------  --------  ------------
                        NOI        4,031      1,640     2,391      8,838     2,835         6,003
                                ---------  ---------  --------   --------  --------  ------------

 Occupancy - Period End             71.0%      25.3%     45.7%      71.0%     25.3%         45.7%


Development:
 Properties          -  Revenue       $-         $-        $-         $-        $-            $-
 Square Feet         -  Expense        -          -         -          -         -             -
                                ---------  ---------  --------   --------  --------  ------------
                        NOI            -          -         -          -         -             -
                                ---------  ---------  --------   --------  --------  ------------

 Occupancy - Period End              0.0%       0.0%      0.0%       0.0%      0.0%          0.0%


Asset
 Sales:
 Properties          -  Revenue     $289       $108      $181       $260      $135          $125
 Square Feet         -  Expense      (40)       340       380       (111)      373           484
                                ---------  ---------  --------   --------  --------  ------------
                        NOI          329       (232)      561        371      (238)          609
                                ---------  ---------  --------   --------  --------  ------------

 Occupancy - Period End              0.0%       0.0%      0.0%       0.0%      0.0%          0.0%


Consolidated Portfolio
                        Revenue  $36,118    $31,855    $4,263    $72,223   $62,450        $9,773
                        Expense   14,693     11,928    (2,765)    28,042    22,386        (5,656)
                                ---------  ---------  --------   --------  --------  ------------
                        NOI       21,425     19,927     1,498     44,181    40,064         4,117
                                ---------  ---------  --------   --------  --------  ------------

 Occupancy - Period End             82.5%      86.2%     -3.8%      82.5%     86.2%         -3.8%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.
(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.
(c) Excludes adjustments for the fair value of acquired leases for the period ended 3/31/03 and 6/30/03, $175 and ($154) respectively.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              CAPITAL EXPENDITURES
                                   (Unaudited)


--------------------------------------------------------------------------------------------------------------------
                                                                   Three Months Ended
                                            ------------------------------------------------------------------------
                                                6/30/03        3/31/03       12/31/02        9/30/02        6/30/02
                                            ------------   ------------   ------------   ------------   ------------
Revenue Maintaining:
 Building Improvements                         $694,892       $660,966     $2,091,048       $332,300     $1,285,274
 Tenant Improvements - 2001 Leasing              26,104         48,310        298,454         30,754              -
 Tenant Improvements - 2002 Leasing             217,127        926,380      1,060,884      1,139,035        716,686
 Tenant Improvements - 2003 Leasing           1,148,118        277,853              -              -              -
 Leasing Commissions - 2001 Leasing               2,047          1,641          5,452              -        216,801
 Leasing Commissions - 2002 Leasing                 661        150,832        736,406        208,940              -
 Leasing Commissions - 2003 Leasing             263,379        221,203              -              -              -
                                            ------------   ------------   ------------   ------------   ------------
  Revenue Maintaining Capital Expenditures    2,352,328      2,287,185      4,192,244      1,711,029      2,218,761
                                            ------------   ------------   ------------   ------------   ------------

Revenue Enhancing:
 Building Improvements                          781,462         88,181              -              -              -
 Tenant Improvements - 2002 Leasing             732,711      1,005,839        359,906        754,092      1,278,692
 Tenant Improvements - 2003 Leasing             421,104         77,044              -              -              -
 Leasing Commissions - 2002 Leasing              10,250        156,756        195,342        137,822        705,399
 Leasing Commissions - 2003 Leasing             251,269         42,730              -              -              -
                                            ------------   ------------   ------------   ------------   ------------
  Revenue Enhancing Capital Expenditures      2,196,796      1,370,550        555,248        891,914      1,984,091
                                            ------------   ------------   ------------   ------------   ------------

 Total Capital Expenditures                  $4,549,124     $3,657,735     $4,747,492     $2,602,943     $4,202,852
                                            ============   ============   ============   ============   ============


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                               AS OF JUNE 30, 2003


                                                               Outstanding
                                                   Monthly       Balance
                               Interest             Debt   ------------------
          Description             Rate   Maturity  Service  6/30/03  12/31/02
------------------------------- -------- --------- -------- -------- ---------
                                                     $(000)   $(000)    $(000)
Fixed Rate:
 Northwestern Mutual - Tranche A   8.19% 01/02/07      789   90,376    91,394
 Northwestern Mutual - Tranche B   8.33% 01/02/09      710   80,431    81,331
 Northwestern Mutual - Tranche C   7.10% 01/02/07      105   13,804    13,942
 Northwestern Mutual - Tranche D   7.10% 01/02/09      216   28,454    28,738
 New York Life                     8.00% 01/10/03        0        -     7,718
 Allstate Life                     8.20% 12/01/06      165   18,816    19,066
 Metropolitan Life                 5.26% 01/01/08      373   85,000    85,000

                                                   -------- -------- ---------
  Total Fixed Rate Debt            7.29%             2,358  316,881   327,189
                                                   -------- -------- ---------

Variable Rate:
 GE Capital                        7.38% 06/30/21       12    1,490     1,509
 Column Financial (2)              4.05% 12/09/04      262   77,000    77,000
 Secured Revolving Credit Facility -
  $100 Million                     3.33% 12/27/04       85   31,000    26,000

                                                   -------- -------- ---------
   Total Variable Rate Debt        3.89%               359  109,490   104,509
                                                   -------- -------- ---------

  Total Debt                       6.42%             2,717  426,371   431,698
                                                   ======== ======== =========

Market Capitalization:
 Total Debt                                                 426,371   431,698
 Common Stock                                               367,385   332,200
                                                            -------- ---------

  Total Market Capitalization                               793,756   763,898
                                                            ======== =========

------------------------------------------------------------------------------

                                                             Amount
                                                            --------
                                                              $(000)
Schedule of Mortgage Maturities by Year (1):
                          2003                                2,593
                          2004                               82,631
                          2005                                6,112
                          2006                               23,706
                          2007                               98,098
 Thereafter                                                 182,231
                                                            --------
  Total                                                     395,371
                                                            ========

(1) Does not include Secured Revolving Credit Facility.
(2) Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.





                       KOGER EQUITY, INC. AND SUBSIDIARIES
                         OPERATING PROPERTY ACQUISITIONS
                                  2002 AND 2003

                                                  Rentable                                     Percent
                                                  Square        Date           Purchase        Leased
        Property          Location                Feet          Purchased      Price (1)       6/30/03
------------------------ ---------------------- ------------   ----------- ------------------ -----------
2002
----
Three Ravinia            Atlanta, GA                804,528      01/31/02       $125,000,000          67%
The Lakes on Post Oak    Houston, TX              1,204,852      12/06/02        101,850,000          76%
                                                ------------               ------------------
                                                  2,009,380                     $226,850,000          72%
                                                ============               ================== ===========

2003
-----
None



(1) Purchase price consists of the contract price only and does not include closing costs.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                                  2002 AND 2003

                                                                                                  Percent
                                                  Square      Month                               Leased
       Property                Location            Feet     Completed   Total Cost(1)             6/30/03
----------------------- ----------------------- ---------- ----------- ------------ ------------------------------------
2002
----
None.

2003
----
None.




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                                  JUNE 30, 2003


                                           Square    Expected    Projected      Pre-Leasing
       Property             Location        Feet    Completion    Cost (1)        to Date
---------------------- ------------------ --------- ----------- ------------ -----------------
None.


                                          ---------             ------------
                                                 -                       $-
                                          =========             ============ =================

(1) Includes land and building construction costs. Does not include tenant improvement costs.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                               AS OF JUNE 30, 2003


                                                                     Remaining             Annualized
                                                  Number  Occupied   Term      Percent of  Gross      Percent
                   Tenant (a)                     of      Square    (Months)   Occupied    Rent (b)   of Rent
                                                  Leases  Feet
------------------------------------------------ ------- ---------- --------- -------- ------------ -------
U S Government                                       42    930,019        88     12.7% $17,283,595    12.7%
State Of Florida                                     40    691,687        28      9.5%  12,730,992     9.4%
Blue Cross & Blue Shield                             11    579,084        23      7.9%   9,594,681     7.1%
Six Continents Hotels                                 2    344,389        63      4.7%   9,332,600     6.9%
Bechtel Corporation                                   1    347,082        72      4.7%   6,243,591     4.6%
Citifinancial                                         1    159,827        50      2.2%   2,958,751     2.2%
Landstar                                              1    176,000       137      2.4%   2,644,068     1.9%
Zurich Insurance Company                              2     97,913        43      1.3%   1,895,596     1.4%
ACS State Healthcare, LLC                             2     79,714        47      1.1%   1,755,352     1.3%
Huntsman Corp                                         2    108,764       117      1.5%   1,709,855     1.3%
Hoechst Celanese                                      1     92,376         0      1.3%   1,667,620     1.2%
Washington Mutual Bank                                2     86,361        60      1.2%   1,500,179     1.1%
Ford Motor Company                                    4     63,337        35      0.9%   1,363,408     1.0%
Bellsouth                                             4     66,526        32      0.9%   1,076,428     0.8%
Siemens                                               2     64,883         7      0.9%     987,005     0.7%
Sara Lee                                              2     52,021        24      0.7%     937,241     0.7%
Enovia Corporation                                    1     44,095        14      0.6%     867,655     0.6%
Best Software Inc.                                    1     47,110        66      0.6%     770,249     0.6%
Check Solutions Company                               1     40,307        67      0.6%     760,697     0.6%
Navision Software                                     1     37,783        50      0.5%     741,554     0.5%
Peerless Insurance Co.                                1     36,306        29      0.5%     715,098     0.5%
Sungard Trust Systems Inc.                            2     43,569        36      0.6%     710,039     0.5%
Mergent - FIS Inc.                                    1     45,040        50      0.6%     698,120     0.5%
Hirecheck Inc.                                        1     30,226        56      0.4%     679,174     0.5%
Georgia Medical Care Foundation                       1     37,822        70      0.5%     675,123     0.5%

                                                 ------- ----------                    ------------
  Total / Weighted Average                          129  4,302,241        56     58.8% $80,298,668    59.2%
                                                 ======= ========== ========= ======== ============ =======

(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.
(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2003 multiplied by 12.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            INDUSTRY DIVERSIFICATION
                               AS OF JUNE 30, 2003


                                                                    Remaining            Annualized
                                                 Number  Occupied   Term      Percent of Gross       Percent
                 Industry (a)                    of      Square    (Months)   Occupied   Rent (b)    of Rent
                                                 Leases  Feet
----------------------------------------------- ------- ---------- --------- -------- ------------- -------
Finance and Insurance                              151  1,733,077        32     23.7%  $31,447,570    23.2%
Public Adminstration                                87  1,660,193        61     22.7%   30,612,330    22.6%
Professional, Scientific, and Technical
 Services                                          171  1,388,000        46     19.0%   25,855,784    19.1%
Manufacturing                                       54    645,812        43      8.8%   11,394,093     8.4%
Accomodation and Food Services                       9    360,704        60      4.9%    9,539,520     7.0%
Information                                         43    441,312        41      6.0%    7,803,913     5.8%
Transportation and Warehousing                       8    207,535       120      2.8%    3,277,043     2.4%
Administrative and Support Services                 23    144,354        42      2.0%    2,617,745     1.9%
Construction                                        16    121,280        22      1.7%    2,266,839     1.7%
Educational Services                                16     94,437        32      1.3%    1,783,887     1.3%
Health Care and Social Assistance                   18     77,157        26      1.1%    1,367,663     1.0%
Other (c)                                          290    437,248        27      6.0%    7,638,647     5.6%

                                                ------- ----------           -------- ------------- -------
  Total / Weighted Average                         886  7,311,109        46    100.0% $135,605,033   100.0%
                                                ======= ========== ========= ======== ============= =======


(a) Classifications are based on the North American Indistrial Classification System (NAICS).
(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2003 multiplied by 12.
(c) Includes leases whose classification does not total 1.0% or more of the portfolio's annualized gross rent.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            SUMMARY OF ASSETS BY CITY
                               AS OF JUNE 30, 2003



                                   # of     Age                      % Square          %
         City            State     Bldgs   (yrs)      Square Feet      Feet           NOI (a)
---------------------- ---------- ------- ------- --------------- ------------ ---------------
Atlanta                    GA         26      16       2,367,994         26.5%        30.9%
Jacksonville               FL         11       9       1,168,203         13.1%        15.6%
Orlando                    FL         28      19       1,303,153         14.6%        15.1%
Houston                    TX          3      23       1,204,852         13.5%        10.1%
Tallahassee                FL         19      21         834,025          9.3%         7.2%
St. Petersburg             FL         15      20         668,144          7.5%         7.2%
Charlotte                  NC         15      16         709,246          7.9%         6.6%
Memphis                    TN          6      10         530,688          5.9%         5.2%
Richmond                   VA          1      15         145,127          1.6%         2.2%

                                  -------         --------------- ------------ ---------------
   Total                             124      17       8,931,432        100.0%       100.0%
                                  ======= ======= =============== ============ ===============

(a) Based on Net Operating Income for the second quarter of 2003.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                               AS OF JUNE 30, 2003



                                      Square Footage                                      Percentage
                      ------------------------------------------------    ---------------------------------------
                                                                                      Leased,
                                                                                      Not
                                    Leased, Not                                       Commenced
                         Occupied   Commenced (a)    Vacant      Total     Occupied     (a)       Vacant     Total
                      ------------------------------------------------    ---------------------------------------
Atlanta                   1,965,316           0     402,678   2,367,994      83.0%      0.0%     17.0%     100.0%
Jacksonville              1,156,829       4,610       6,764   1,168,203      99.0%      0.4%      0.6%     100.0%
Orlando                   1,090,238       5,776     207,139   1,303,153      83.7%      0.4%     15.9%     100.0%
Houston                     890,035      24,520     290,297   1,204,852      73.9%      2.0%     24.1%     100.0%
Tallahassee                 595,557           0     238,468     834,025      71.4%      0.0%     28.6%     100.0%
St. Petersburg              571,262      14,228      82,654     668,144      85.5%      2.1%     12.4%     100.0%
Charlotte                   555,348       7,163     146,735     709,246      78.3%      1.0%     20.7%     100.0%
Memphis                     398,625      37,186      94,877     530,688      75.1%      7.0%     17.9%     100.0%
Richmond                    141,013           0       4,114     145,127      97.2%      0.0%      2.8%     100.0%

                      --------------------------------------------------
  Total                   7,364,223      93,483   1,473,726   8,931,432      82.5%      1.0%     16.5%     100.0%
                      ===========================================================================================


(a) Includes square footage of fully executed leases for vacant space that commence on a future date.

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY

                                                                            As of
                                              ---------------------------------------------------------------
                            MSA   Square Feet     6/30/2003   3/31/2003  12/31/2002    9/30/2002   6/30/2002
                           ----------------------------------------------------------------------------------
Atlanta - SSS                       1,563,466     1,429,547   1,347,087   1,415,731    1,405,961   1,363,854
                                                       91.4%       86.2%       90.6%        89.9%       87.2%

Orlando                             1,303,153     1,090,238   1,056,117   1,158,989    1,215,547   1,215,820
                                                       83.7%       81.0%       88.9%        93.3%       93.3%

Jacksonville                        1,168,203     1,156,829   1,125,451   1,156,395    1,156,973   1,151,758
                                                       99.0%       96.3%       99.0%        99.0%       98.6%

Charlotte                             709,246       555,348     555,740     571,548      574,139     606,586
                                                       78.3%       78.4%       80.6%        81.0%       85.5%

St. Petersburg                        668,144       571,262     571,096     571,967      576,970     575,697
                                                       85.5%       85.5%       85.6%        86.4%       86.2%

Tallahassee                           834,025       595,557     596,237     595,144      600,038     651,426
                                                       71.4%       71.5%       71.4%        71.9%       78.1%

Memphis                               530,688       398,625     410,781     416,116      434,426     443,745
                                                       75.1%       77.4%       78.4%        81.9%       83.6%

Richmond                              145,127       141,013     137,733     141,752      141,752     145,008
                                                       97.2%       94.9%       97.7%        97.7%       99.9%
                           ----------------------------------------------------------------------------------

Same Store                          6,922,052     5,938,419   5,800,242   6,027,642    6,105,806   6,153,894
                                                       85.8%       83.8%       87.1%        88.2%       88.9%
                           ----------------------------------------------------------------------------------

Houston                             1,204,852       890,035     937,575     941,411            0           0
                                                       73.9%       77.8%       78.1%         0.0%        0.0%

Atlanta - ACQ                         804,528       535,769     505,324     505,324      509,578     507,423
                                                       66.6%       62.8%       62.8%        63.3%       63.1%
                           ----------------------------------------------------------------------------------

Acquisitions                        2,009,380     1,425,804   1,442,899   1,446,735      509,578     507,423
                                                       71.0%       71.8%       72.0%        25.4%       25.3%
                           ----------------------------------------------------------------------------------

Total                               8,931,432     7,364,223   7,243,141   7,474,377    6,615,384   6,661,317
                                                       82.5%       81.1%       83.7%        85.6%       86.2%
                           ==================================================================================


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                 LEASING SUMMARY



                                                   For The Three Months Ended 6/30/03
                        -----------------------------------------------------------------------------------------------
               MSA        Leased   ExpirationsRenewals  Leasing  New and   Gross      Net       Leased   Leased   Leased
               Square     3/31/03    (b) (c)            Retention Backfill Activity Absorption  6/30/03   3/31/03  6/30/03
               Feet       (a)                                                                   (a)
             ----------------------------------------- -------------------------------------------------------------------
Atlanta      2,367,994  1,937,987   43,825     28,296  64.6%      42,858   71,154   27,329    1,965,316     81.8% 83.0%
Jacksonville 1,168,203  1,167,065   19,386      1,300   6.7%      12,460   13,760   (5,626)   1,161,439     99.9% 99.4%
Orlando      1,303,153  1,095,041   32,475     17,724  54.6%      15,724   33,448      973    1,096,014     84.0% 84.1%
Houston      1,204,852    956,667   61,133     14,187  23.2%       4,834   19,021  (42,112)     914,555     79.4% 75.9%
Tallahassee    834,025    596,237   10,375      2,948  28.4%       6,747    9,695     (680)     595,557     71.5% 71.4%
St.
 Petersburg    668,144    573,930   16,656      7,126  42.8%      21,090   28,216   11,560      585,490     85.9% 87.6%
Charlotte      709,246    562,279   30,881     11,588  37.5%      19,525   31,113      232      562,511     79.3% 79.3%
Memphis        530,688    413,456   41,085     22,570  54.9%      40,870   63,440   22,355      435,811     77.9% 82.1%
Richmond       145,127    141,594    3,096      2,515  81.2%           0    2,515     (581)     141,013     97.6% 97.2%
             ---------- ---------- --------   --------           -------- -------- --------   ----------

  Total      8,931,432  7,444,256  258,912    108,254  41.8%     164,108  272,362   13,450    7,457,706     83.3% 83.5%
             ========== ========== ========   ======== =====     ======== ======== ========   ========== ======== =====

(a) Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.
(b) Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.
(c) Expirations also include leases that ended due to a termination right or default.




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                 LEASING SUMMARY



                                                               For The Six Months Ended 6/30/03
                         ------------------------------------------------------------------------------------------------
               MSA      Leased   Expirations  Renewals Leasing   New and   Gross    Net         Leased   Leased   Leased
               Square   12/31/02  (b) (c)              Retention Backfill  Activity Absorption  6/30/03  12/31/02 6/30/03
               Feet     (a)                                                                     (a)
             ----------------------------------------- --------------------------------------------------------------------
Atlanta      2,367,994  1,975,803  154,947     81,230  52.4%      63,230  144,460  (10,487)   1,965,316      83.4% 83.0%
Jacksonville 1,168,203  1,161,576  137,724     91,228  66.2%      46,359  137,587     (137)   1,161,439      99.4% 99.4%
Orlando      1,303,153  1,161,439  155,906     28,529  18.3%      61,952   90,481  (65,425)   1,096,014      89.1% 84.1%
Houston      1,204,852    949,973   94,064     31,914  33.9%      26,732   58,646  (35,418)     914,555      78.8% 75.9%
Tallahassee    834,025    595,144   41,920     30,951  73.8%      11,382   42,333      413      595,557      71.4% 71.4%
St.
 Petersburg    668,144    578,726   53,741     29,640  55.2%      30,865   60,505    6,764      585,490      86.6% 87.6%
Charlotte      709,246    571,548   66,131     20,966  31.7%      36,128   57,094   (9,037)     562,511      80.6% 79.3%
Memphis        530,688    416,949   54,575     25,679  47.1%      47,758   73,437   18,862      435,811      78.6% 82.1%
Richmond       145,127    141,752   16,455      2,515  15.3%      13,201   15,716     (739)     141,013      97.7% 97.2%
             ---------- ---------- --------   --------           -------- -------- --------   ----------

  Total      8,931,432  7,552,910  775,463    342,652  44.2%     337,607  680,259  (95,204)   7,457,706      84.6% 83.5%
             ========== ========== ========   ======== =====     ======== ======== ========   ========== ========= =====


(a) Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b) Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c) Expirations also include leases that ended due to a termination right or default.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                               AS OF JUNE 30, 2003



                                               Tenant
                                              Occupied     Percent    Annualized     Average    Percent
                       Number of  Percent of   Square     of Square      Gross      Annualized  of Total  Remaining
      Category        Leases (1)    Leases    Feet (2)      Feet       Rent (3)      Rent PSF    Rents      Term
--------------------- ----------- ---------- ----------- ----------- -------------  ---------- ---------- ---------
   2,500 or Less         430       48.5%        529,455         7.2%   $9,558,143      $18.05        7.0%       22
   2,501 - 5,000         199       22.5%        715,880         9.8%   13,409,150       18.73        9.9%       26
   5,001 - 7,500          76        8.6%        473,853         6.5%    8,892,920       18.77        6.6%       28
  7,501 - 10,000          44        5.0%        381,919         5.2%    6,969,897       18.25        5.1%       33
 10,001 - 20,000          53        6.0%        763,682        10.4%   14,444,543       18.91       10.7%       30
 20,001 - 40,000          48        5.4%      1,382,036        18.9%   24,875,859       18.00       18.3%       52
 40,001 - 60,000          19        2.1%        927,003        12.7%   17,169,574       18.52       12.7%       51
60,001 - 100,000          12        1.4%        987,064        13.5%   18,135,255       18.37       13.4%       60
100,001 or Greater         5        0.6%      1,150,217        15.7%   22,149,693       19.26       16.3%       71
                  ----------- ----------    ----------- ----------- -------------             ----------
  Total / Weighted
   Average               886      100.0%      7,311,109       100.0% $135,605,033      $18.55      100.0%       46
                 ===========  ==========    =========== =========== =============  ========== ========== =========


                                                                      Square Feet   % of Total
                                                                     -------------  ----------

                      Square footage occupied by tenants                7,311,109        81.9%
                      Square footage attributable to vending/antenna        1,661         0.0%
                      Square footage occupied by owner/building use        51,453         0.6%
                                                                     -------------  ----------
                      Total Occupied Square Footage                     7,364,223        82.5%
                                                                     -------------  ----------
                      Leased square footage                                93,483         1.0%
                      Vacant square footage                             1,473,726        16.5%
                                                                     -------------  ----------
                      Total Net Rentable Square Footage                 8,931,432       100.0%
                                                                     =============  ==========



(1) Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2003 multiplied by 12. Rent abatements are not included in this analysis.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                               AS OF JUNE 30, 2003



  City         Item          2003       2004       2005       2006       2007       2008       2009      2010      2011      2012
---------   ---------- -----------------------------------------------------------------------------------------------------------
Atlanta     Square Feet
             (1)           92,001    138,426    191,959     89,825    191,602    187,746    644,394   101,897    26,201    95,305
            % Square
             Feet (2)        3.89%      5.85%      8.11%      3.79%      8.09%      7.93%     27.21%     4.30%     1.11%     4.02%
            Annualized
             Rent (3)   1,968,797  3,200,335  3,780,884  1,613,775  3,916,449  3,630,974 14,590,779 1,809,718   652,106 2,015,025
            Number of
             Leases (4)        35         38         32         30         21         14         14         2         1         4
            Rent PSF       $21.40     $23.12     $19.70     $17.97     $20.44     $19.34     $22.64    $17.76    $24.89    $21.14

Jacksonville Square Feet
             (1)           99,926     90,352    172,508    182,494    275,860     93,198      5,688         0    56,249         0
            % Square
             Feet (2)        8.55%      7.73%     14.77%     15.62%     23.61%      7.98%      0.49%     0.00%     4.82%     0.00%
            Annualized
             Rent (3)   1,707,006  1,705,853  2,342,686  3,046,980  5,190,209  1,618,939    110,115         0   955,393         0
            Number of
             Leases (4)         5          6          3          6          6          3          2         0         2         0
            Rent PSF       $17.08     $18.88     $13.58     $16.70     $18.81     $17.37     $19.36     $0.00    $16.99     $0.00

Orlando     Square Feet
             (1)          195,533    296,162    163,368    127,842    146,697    121,836     25,000       635         0     7,080
            % Square
             Feet (2)       15.00%     22.73%     12.54%      9.81%     11.26%      9.35%      1.92%     0.05%     0.00%     0.54%
            Annualized
             Rent (3)   3,538,084  5,433,944  2,936,465  2,407,691  2,213,819  2,182,935    459,306    11,618         0   170,108
            Number of
             Leases (4)        45         63         45         28         12          8          1         1         0         1
            Rent PSF       $18.09     $18.35     $17.97     $18.83     $15.09     $17.92     $18.37    $18.30     $0.00    $24.03

Houston     Square Feet
             (1)           61,088     81,274     70,108     44,430     90,272     48,491    361,620    25,637         0         0
            % Square
             Feet (2)        5.07%      6.75%      5.82%      3.69%      7.49%      4.02%     30.01%     2.13%     0.00%     0.00%
            Annualized
             Rent (3)   1,081,665  1,611,496  1,363,752    851,890  1,675,110  1,013,770  6,513,123   448,438         0         0
            Number of
             Leases (4)        20         23         18         11          8          9          3         3         0         0
            Rent PSF       $17.71     $19.83     $19.45     $19.17     $18.56     $20.91     $18.01    $17.49     $0.00     $0.00

Tallahassee Square Feet
             (1)          197,109     78,065     22,120    105,266     94,758     65,182          0         0    26,696         0
            % Square
             Feet (2)       23.63%      9.36%      2.65%     12.62%     11.36%      7.82%      0.00%     0.00%     3.20%     0.00%
            Annualized
             Rent (3)   3,602,077  1,411,691    361,865  2,282,328  1,708,546  1,199,334          0         0   347,181         0
            Number of
             Leases (4)        26         22          8          5          2          2          0         0         1         0
            Rent PSF       $18.27     $18.08     $16.36     $21.68     $18.03     $18.40      $0.00     $0.00    $13.01     $0.00

St.         Square Feet
 Petersburg  (1)           59,272    156,598    105,357     56,840     55,241    104,811     12,709    17,686         0         0
            % Square
             Feet (2)        8.87%     23.44%     15.77%      8.51%      8.27%     15.69%      1.90%     2.65%     0.00%     0.00%
            Annualized
             Rent (3)   1,011,338  2,375,948  1,777,800    936,843  1,036,163  1,917,668    182,883   251,390         0         0
            Number of
             Leases (4)        28         30         25         10         10          7          1         1         0         0
            Rent PSF       $17.06     $15.17     $16.87     $16.48     $18.76     $18.30     $14.39    $14.21     $0.00     $0.00

Charlotte   Square Feet
             (1)          169,206    117,995     40,179     82,322     66,881     34,908     40,307         0         0         0
            % Square
             Feet (2)       23.86%     16.64%      5.67%     11.61%      9.43%      4.92%      5.68%     0.00%     0.00%     0.00%
            Annualized
             Rent (3)   3,151,293  2,185,786    693,328  1,335,456  1,134,612    562,161    760,697         0         0         0
            Number of
             Leases (4)        17         21         15         10          3          6          1         0         0         0
            Rent PSF       $18.62     $18.52     $17.26     $16.22     $16.96     $16.10     $18.87     $0.00     $0.00     $0.00

Memphis     Square Feet
             (1)           13,374     48,770    145,100     91,022     40,029     57,831          0         0         0         0
            % Square
             Feet (2)        2.52%      9.19%     27.34%     17.15%      7.54%     10.90%      0.00%     0.00%     0.00%     0.00%
            Annualized
             Rent (3)     274,173    979,230  2,751,994  1,638,769    710,195  1,110,684          0         0         0         0
            Number of
             Leases (4)         5         14         27         21          9          5          0         0         0         0
            Rent PSF       $20.50     $20.08     $18.97     $18.00     $17.74     $19.21      $0.00     $0.00     $0.00     $0.00

Richmond    Square Feet
             (1)           12,739     11,235     45,704     26,153     28,887      4,391     10,563         0         0         0
            % Square
             Feet (2)        8.78%      7.74%     31.49%     18.02%     19.90%      3.03%      7.28%     0.00%     0.00%     0.00%
            Annualized
             Rent (3)     254,941    223,793    898,643    500,033    539,219     84,527    208,839         0         0         0
            Number of
             Leases (4)         4          3          5          5          5          1          2         0         0         0
            Rent PSF       $20.01     $19.92     $19.66     $19.12     $18.67     $19.25     $19.77     $0.00     $0.00     $0.00


  Total     Square Feet
             (1)          900,248  1,018,877    956,403    806,194    990,227    718,394  1,100,281   145,855   109,146   102,385
            % Square
             Feet (2)       10.08%     11.41%     10.71%      9.03%     11.09%      8.04%     12.32%     1.63%     1.22%     1.15%
            Annualized
             Rent (3)  16,589,376 19,128,076 16,907,416 14,613,765 18,124,321 13,320,992 22,825,741 2,521,163 1,954,681 2,185,132
            Number of
             Leases (4)       185        220        178        126         76         55         24         7         4         5
            Rent PSF       $18.43     $18.77     $17.68     $18.13     $18.30     $18.54     $20.75    $17.29    $17.91    $21.34



                                    2013 +    Total
                                 ----------------------

Atlanta     Square Feet
             (1)                   189,741   1,949,097
            % Square
             Feet (2)                 8.01%      82.31%
            Annualized
             Rent (3)            3,221,072  40,399,913
            Number of
             Leases (4)                  4         195
            Rent PSF                $16.98      $20.73

Jacksonville Square Feet
             (1)                   176,000   1,152,275
            % Square
             Feet (2)                15.07%      98.64%
            Annualized
             Rent (3)            2,644,068  19,321,249
            Number of
             Leases (4)                  1          34
            Rent PSF                $15.02      $16.77

Orlando     Square Feet
             (1)                         0   1,084,153
            % Square
             Feet (2)                 0.00%      83.19%
            Annualized
             Rent (3)                    0  19,353,971
            Number of
             Leases (4)                  0         204
            Rent PSF                 $0.00      $17.85

Houston     Square Feet
             (1)                    97,358     880,278
            % Square
             Feet (2)                 8.08%      73.06%
            Annualized
             Rent (3)            1,569,230  16,128,473
            Number of
             Leases (4)                  1          96
            Rent PSF                $16.12      $18.32

Tallahassee Square Feet
             (1)                         0     589,196
            % Square
             Feet (2)                 0.00%      70.64%
            Annualized
             Rent (3)                    0  10,913,023
            Number of
             Leases (4)                  0          66
            Rent PSF                 $0.00      $18.52

St.         Square Feet
 Petersburg  (1)                         0     568,514
            % Square
             Feet (2)                 0.00%      85.09%
            Annualized
             Rent (3)                    0   9,490,032
            Number of
             Leases (4)                  0         112
            Rent PSF                 $0.00      $16.69

Charlotte   Square Feet
             (1)                         0     551,798
            % Square
             Feet (2)                 0.00%      77.80%
            Annualized
             Rent (3)                    0   9,823,333
            Number of
             Leases (4)                  0          73
            Rent PSF                 $0.00      $17.80

Memphis     Square Feet
             (1)                         0     396,126
            % Square
             Feet (2)                 0.00%      74.64%
            Annualized
             Rent (3)                    0   7,465,044
            Number of
             Leases (4)                  0          81
            Rent PSF                 $0.00      $18.85

Richmond    Square Feet
             (1)                         0     139,672
            % Square
             Feet (2)                 0.00%      96.24%
            Annualized
             Rent (3)                    0   2,709,996
            Number of
             Leases (4)                  0          25
            Rent PSF                 $0.00      $19.40


  Total     Square Feet
             (1)                   463,099   7,311,109
            % Square
             Feet (2)                 5.19%      81.86%
            Annualized
             Rent (3)  1         7,434,369 135,605,033
            Number of
             Leases (4)                  6         886
            Rent PSF                $16.05      $18.55

(1) Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2003 multiplied by 12. Rent abatements are not included in this analysis.
(4) Analysis does not include owner occupied space, vending leases and antenna leases.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS



                                                               New & Backfill Leasing
                                              ---------------------------------------------------------
                                              6/30/2003    3/31/2003   12/31/2002  9/30/2002   Average
                                              ----------  -----------  ----------- ----------  --------
Number of leases                                     38           42           31         29        35

Rentable square footage leased                  126,159      171,239      217,767    108,050   155,804
Average per rentable square foot over the
 lease term:
         Gross Rent                              $16.29       $17.12       $17.06     $17.95    $17.05
         Tenant improvements                      (2.06)       (1.47)       (2.59)     (1.52)    (1.89)
         Leasing commissions                      (0.67)       (0.41)       (0.60)     (0.49)    (0.54)
         Other/concessions                        (0.48)       (0.58)       (1.22)     (0.07)    (0.59)
                                              ----------  -----------  ----------- ----------  --------
         Effective Rent                           13.08        14.66        12.65      15.87     14.04
         Expense stop                             (5.64)       (4.98)       (5.34)     (5.50)    (5.35)
                                              ----------  -----------  ----------- ----------  --------
         Equivalent effective net rent            $7.44        $9.68        $7.31     $10.37     $8.69
                                              ==========  ===========  =========== ==========  ========

Average term (yrs)                                  5.2          4.8          4.9        4.8       4.9


                                                                   Renewal Leasing
                                              ---------------------------------------------------------
                                              6/30/2003    3/31/2003   12/31/2002  9/30/2002   Average
                                              ----------  -----------  ----------- ----------  --------

Number of leases                                     43           36           50         41        43

Rentable square footage leased                  108,254      234,398      414,429    260,287   254,342
Average per rentable square foot over the
 lease term:
         Gross Rent                              $18.85       $19.09       $17.31     $17.25    $18.06
         Tenant improvements                      (0.78)       (1.43)       (0.18)     (0.40)    (0.65)
         Leasing commissions                      (0.39)       (0.12)       (0.06)     (0.05)    (0.15)
         Other/concessions                        (0.14)       (0.02)       (0.10)     (0.14)    (0.10)
                                              ----------  -----------  ----------- ----------  --------
         Effective Rent                           17.54        17.52        16.97      16.66     17.16
         Expense stop                             (5.57)       (5.40)       (5.36)     (5.06)    (5.35)
                                              ----------  -----------  ----------- ----------  --------
         Equivalent effective net rent           $11.97       $12.12       $11.61     $11.60    $11.81
                                              ==========  ===========  =========== ==========  ========

Average term (yrs)                                  3.2          5.5          2.1        2.7       3.2


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                     CAPITAL EXPENDITURES - LEASING ACTIVITY



                               -----------------------------------------------------------
                                               Three Months Ended, Dollars
                               -----------------------------------------------------------
                                  6/30/03     3/31/03    12/31/02     9/30/02     6/30/02
                               ----------- ----------- ----------- ----------- -----------
Renewal Leasing:
------------------------------
 RSF Leased                       108,254     234,398     414,429     260,287     169,543

 Tenant Improvements             $265,789  $1,835,392    $287,380    $418,111    $676,631
 Leasing Commissions             $133,622    $157,976    $111,504     $68,310    $165,517
                               ----------- ----------- ----------- ----------- -----------

 Total Renewal                   $399,411  $1,993,368    $398,884    $486,421    $842,148
                               =========== =========== =========== =========== ===========

Backfill Leasing:
------------------------------
 RSF Leased                        34,603     113,751     112,164      96,754      19,165

 Tenant Improvements             $222,803    $501,811  $1,428,067    $705,528    $182,611
 Leasing Commissions              $71,506    $183,426    $432,109    $248,643     $33,786
                               ----------- ----------- ----------- ----------- -----------

 Total Backfill                  $294,309    $685,237  $1,860,176    $954,171    $216,397
                               =========== =========== =========== =========== ===========

Sub-Total Revenue Maintaining:
------------------------------
 RSF Leased                       142,857     348,149     526,593     357,041     188,708

 Tenant Improvements             $488,592  $2,337,203  $1,715,447  $1,123,639    $859,242
 Leasing Commissions             $205,128    $341,402    $543,613    $316,953    $199,303
                               ----------- ----------- ----------- ----------- -----------

 Total Revenue Maintaining       $693,720  $2,678,605  $2,259,060  $1,440,592  $1,058,545
                               =========== =========== =========== =========== ===========

Revenue Enhancing - New/First Generation
------------------------------------------
 RSF Leased                        91,556      57,488     105,603      11,296     135,720

 Tenant Improvements           $1,128,510    $706,307  $1,663,681    $111,808  $1,654,991
 Leasing Commissions             $370,359    $151,022    $301,057      $7,388    $955,251
                               ----------- ----------- ----------- ----------- -----------

 Total Renewal                 $1,498,869    $857,329  $1,964,738    $119,196  $2,610,242
                               =========== =========== =========== =========== ===========

Total:
-------------
 RSF Leased                       234,413     405,637     632,196     368,337     324,428

 Tenant Improvements           $1,617,102  $3,043,510  $3,379,128  $1,235,447  $2,514,233
 Leasing Commissions             $575,487    $492,424    $844,670    $324,341  $1,154,554
                               ----------- ----------- ----------- ----------- -----------

 Total                         $2,192,589  $3,535,934  $4,223,798  $1,559,788  $3,668,787
                               =========== =========== =========== =========== ===========



                                     ----------------------------------------------
                                              Three Months Ended, PSF
                                     ----------------------------------------------
                                     6/30/03  3/31/03    12/31/02 9/30/02  6/30/02
                                     -------- -------- ------------------- --------
Renewal Leasing:
------------------------------
 RSF Leased                          108,254  234,398   414,429   260,287  169,543

 Tenant Improvements                   $2.46    $7.83     $0.69     $1.61    $3.99
 Leasing Commissions                   $1.23    $0.67     $0.27     $0.26    $0.98
                                     -------- -------- ---------  -------- --------

 Total Renewal                         $3.69    $8.50     $0.96     $1.87    $4.97
                                     ======== ======== =========  ======== ========

Backfill Leasing:
------------------------------
 RSF Leased                           34,603  113,751   112,164    96,754   19,165

 Tenant Improvements                   $6.44    $4.41    $12.73     $7.29    $9.53
 Leasing Commissions                   $2.07    $1.61     $3.85     $2.57    $1.76
                                     -------- -------- ---------  -------- --------

 Total Backfill                        $8.51    $6.02    $16.58     $9.86   $11.29
                                     ======== ======== =========  ======== ========

Sub-Total Revenue Maintaining:
------------------------------
 RSF Leased                          142,857  348,149   526,593   357,041  188,708

 Tenant Improvements                   $3.42    $6.71     $3.26     $3.15    $4.55
 Leasing Commissions                   $1.44    $0.98     $1.03     $0.89    $1.06
                                     -------- -------- ---------  -------- --------

 Total Revenue Maintaining             $4.86    $7.69     $4.29     $4.03    $5.61
                                     ======== ======== =========  ======== ========

Revenue Enhancing - New/First G Generation
------------------------------------------
 RSF Leased                           91,556   57,488   105,603    11,296  135,720

 Tenant Improvements                  $12.33   $12.29    $15.75     $9.90   $12.19
 Leasing Commissions                   $4.05    $2.63     $2.85     $0.65    $7.04
                                     -------- -------- ---------  -------- --------

 Total Renewal                        $16.37   $14.91    $18.60    $10.55   $19.23
                                     ======== ======== =========  ======== ========

Total:
-------------
 RSF Leased                          234,413  405,637   632,196   368,337  324,428

 Tenant Improvements                   $6.90    $7.50     $5.35     $3.35    $7.75
 Leasing Commissions                   $2.46    $1.21     $1.34     $0.88    $3.56
                                     -------- -------- ---------  -------- --------

 Total                                 $9.35    $8.72     $6.68     $4.23   $11.31
                                     ======== ======== =========  ======== ========

(a) These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                     SAME SUITE ANALYSIS - AVERAGE OVER TERM
                           YEAR TO DATE JUNE 30, 2003



            -----------------------------------------------------------------------------------
                        New/Backfill (a)                             Renewal
            ----------------------------------------- -----------------------------------------
              RSF     New    Expiring         Percent   RSF      New   Expiring          Percent
             Leased   Net    Net Rent Change  Change    Leased   Net   Net Rent  Change  Change
                      Rent                                       Rent
            -------- ------- -------- ------- ------- -------- ------- -------- ------- -------
Atlanta      28,894  $11.56   $11.87  ($0.31)   -2.6%  81,230  $14.42    $9.98   $4.44    44.5%
Orlando      60,627  $11.68   $13.44  ($1.76)  -13.1%  28,529  $12.86   $11.89   $0.97     8.2%
Jacksonville 42,846  $11.90   $14.12  ($2.22)  -15.7%  91,228  $12.47   $11.65   $0.82     7.0%
Houston       1,523   $6.97    $3.40   $3.57   105.0%  31,914  $11.11   $11.67  ($0.56)   -4.8%
St.
 Petersburg  25,281   $9.55   $11.56  ($2.01)  -17.4%  29,640  $10.83   $10.06   $0.77     7.7%
Tallahassee   7,897  $14.61   $12.90   $1.71    13.3%  30,951  $14.70   $15.21  ($0.51)   -3.4%
Charlotte    36,128  $10.53   $10.89  ($0.36)   -3.3%  20,966  $14.30   $12.77   $1.53    12.0%
Memphis      47,758   $9.65   $10.13  ($0.48)   -4.7%  25,679  $13.24   $12.78   $0.46     3.6%
Richmond     13,201  $13.76   $13.46  ($1.04)    2.2%   2,515  $13.00   $13.09  ($0.09)   -0.7%
            -------- ------- -------- ------- ------- -------- ------- -------- ------- -------
Total       264,155  $11.14   $12.18  ($1.04)   -8.5% 342,652  $13.07   $11.62   $1.45    12.5%
            ======== ======= ======== ======= ======= ======== ======= ======== ======= =======


---------------------------------------------
            Total Leasing
---------------------------------------------
  RSF     New    Expiring            Percent
 Leased   Net    Net Rent  Change    Change
          Rent
-------- ------- -------- ------- -----------

110,124  $13.67   $10.48   $3.19     30.5%
 89,156  $12.06   $12.94  ($0.89)    -6.8%
134,074  $12.29   $12.44  ($0.15)    -1.2%
 33,437  $10.92   $11.29  ($0.37)    -3.3%

 54,921  $10.24   $10.75  ($0.51)    -4.7%
 38,848  $14.68   $14.74  ($0.06)    -0.4%
 57,094  $11.91   $11.58   $0.33      2.9%
 73,437  $10.91   $11.06  ($0.15)    -1.4%
 15,716  $13.64   $13.40   $0.24      1.8%
-------- ------- -------- ------- --------
606,807  $12.23   $11.87   $0.36      3.1%
======== ======= ======== ======= ========


(a) Analysis includes leases fully executed from 1/1/03 to 6/30/03 for buildings owned at 6/30/03. Does not include First Generation space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                        SAME SUITE ANALYSIS - CASH BASIS
                           YEAR TO DATE JUNE 30, 2003



            -----------------------------------------------------------------------------------
                           New/Backfill (a)                          Renewal
            ----------------------------------------- -----------------------------------------
             RSF      New    Expiring          Percent RSF      New    Expiring          Percent
             Leased   Net    Net Rent  Change  Change  Leased   Net    Net Rent Change   Change
                      Rent                                      Rent
            -------- ------- -------- ------- ------- -------- ------- -------- ------- -------
Atlanta      28,894  $11.64   $13.24  ($1.60)  -12.1%  81,230  $14.25   $10.75   $3.50    32.6%
Orlando      60,627  $11.68   $14.10  ($2.42)  -17.2%  28,529  $12.36   $11.85   $0.51     4.3%
Jacksonville 42,846  $11.48   $13.49  ($2.01)  -14.9%  91,228  $11.73   $12.03  ($0.30)   -2.5%
Houston       1,523   $5.29    $3.40   $1.89    55.6%  31,914  $10.87   $11.67  ($0.80)   -6.9%
St.
 Petersburg  25,281   $9.43   $11.84  ($2.41)  -20.4%  29,640  $10.40   $10.90  ($0.50)   -4.6%
Tallahassee   7,897  $14.47   $13.35   $1.12     8.4%  30,951  $13.66   $15.80  ($2.14)  -13.5%
Charlotte    36,128   $9.95   $13.70  ($3.75)  -27.4%  20,966  $13.66   $14.55  ($0.89)   -6.1%
Memphis      47,758   $6.73   $10.46  ($3.73)  -35.7%  25,679  $12.42   $14.53  ($2.11)  -14.5%
Richmond     13,201  $12.89   $14.10  ($1.21)   -8.6%   2,515  $12.15   $13.39  ($1.24)   -9.3%
            -------- ------- -------- ------- ------- -------- ------- -------- ------- -------
Total       264,155  $10.40   $12.89  ($2.49)  -19.3% 342,652  $12.53   $12.27   $0.26     2.1%
            ======== ======= ======== ======= ======= ======== ======= ======== ======= =======



-----------------------------------------
                Total Leasing
-----------------------------------------
  RSF     New    Expiring         Percent
  Leased  Net    Net Rent Change  Change
          Rent
-------- ------- -------- ------- -------

110,124  $13.57   $11.40   $2.16    19.0%
 89,156  $11.90   $13.38  ($1.48)  -11.1%
134,074  $11.65   $12.50  ($0.85)   -6.8%
 33,437  $10.62   $11.29  ($0.68)   -6.0%

 54,921   $9.95   $11.33  ($1.38)  -12.2%
 38,848  $13.82   $15.30  ($1.48)   -9.7%
 57,094  $11.31   $14.01  ($2.70)  -19.3%
 73,437   $8.72   $11.88  ($3.16)  -26.6%
 15,716  $12.77   $13.99  ($1.21)   -8.7%
-------- ------- -------- ------- -------
606,807  $11.61   $12.54  ($0.94)   -7.5%
======== ======= ======== ======= =======

(a) Analysis includes leases fully executed from 1/1/03 to 6/30/03 for buildings owned at 6/30/03. Does not include First Generation space.


                    KOGER EQUITY, INC. AND SUBSIDIARIES
                SPECIAL ITEMS INCLUDED IN QUARTER'S RESULTS


In Thousands, Except Per Share Data
--------------------------------------------------------------------------------------------------

                                                                              6/30/2003 3/31/2003
                                                                           -----------------------
Lease Cancellation Fees                                                             427       705
Straight Line Rent Catchup For All Leases Less Than 5,000 RSF                         -       665
Expense Reimbursement Catchup For 2002                                                -       427
Compensation Expense Accrued Related To Options                                    (177)     (177)
Write Off of Development Pursuit Costs & Other Assets                                 -      (247)
Asset Management Fees from Crocker Realty Trust                                      67       194
Leasing Commissions from Terminated A/P Knight Contract                              59         -
Partial Tenant Default Settlement From Sold Assets                                  289         -
                                                                           -----------------------
Total                                                                               665     1,567
                                                                           =======================

Weighted average common shares/units
outstanding - diluted                                                            21,382    21,327
                                                                           =======================

Per share/unit - diluted:
FFO Impact                                                                        $0.03     $0.07
                                                                           =======================
